Filed pursuant to Rule 497(k)
File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG River Road Dividend All Cap Value Fund II

Supplement dated March 23, 2020 to the Summary Prospectus,

dated March 1, 2020

REORGANIZATION OF AMG RIVER ROAD DIVIDEND ALL CAP VALUE FUND II INTO AMG RIVER ROAD DIVIDEND ALL CAP VALUE FUND

On March 19, 2020, the Board of Trustees (the “Board”) of AMG Funds IV (the “Trust”) approved an Agreement and Plan of Reorganization pursuant to which AMG River Road Dividend All Cap Value Fund II (the “Acquired Fund”) would be reorganized with and into another existing series of the Trust, AMG River Road Dividend All Cap Value Fund (the “Acquiring Fund,” and together with the Acquired Fund, the “Funds”) (the “Reorganization”). The closing date of the Reorganization is expected to be on or about April 27, 2020, although the Reorganization may be delayed.

The Acquired Fund and the Acquiring Fund have the same investment management, subadvisory, administrative and distribution and/or service (12b-1) fee rates. Both Funds are managed by the same investment manager and subadviser with substantially similar investment strategies. Effective as of the closing date of the Reorganization, the Funds will have identical fundamental investment policies. For further information on the Acquiring Fund, please see its prospectus, which may be found at www.amgfunds.com. No shareholder approval of the Reorganization is required.

The Reorganization is expected to be a tax-free reorganization, in which case shareholders in the Acquired Fund will not realize any gains or losses for U.S. federal income tax purposes as a direct result of the Reorganization. Notwithstanding the foregoing, it is possible that the Reorganization will have some tax implications for shareholders, including increased capital gain distributions to shareholders before or after the Reorganization, in some instances as a result of the sale of portfolio securities in connection with or following the Reorganization. Additionally, because the Reorganization will end the tax year of the Acquired Fund, the Reorganization will accelerate distributions to shareholders from the Acquired Fund for its tax year ending on the date of the Reorganization. These tax year-end distributions will be taxable to shareholders of the Acquired Fund, and will include any distributable, but not previously distributed, capital gains resulting from portfolio turnover prior to consummation of the Reorganization.

The costs of completing the Reorganization will be borne by AMG Funds LLC, the Funds’ investment manager (the “Investment Manager”), and River Road Asset Management, LLC, the Funds’ subadviser. Although the Investment Manager does not anticipate that the Acquired Fund will make significant dispositions of its portfolio holdings before the merger, any costs associated with restructuring the Acquired Fund’s portfolio (such as brokerage commissions and other transaction costs) prior to the Reorganization will be borne by the Acquired Fund, and any such costs that arise after the Reorganization will be borne by the Acquiring Fund.

Other Information

Effective as of 4:00 p.m. Eastern Time on April 24, 2020, shares of the Acquired Fund will no longer be available for purchase by current or new investors in the Acquired Fund. Additionally, shareholders of other series of the Trust or shares of other funds managed by the Investment Manager will no longer be permitted to exchange any of their shares for shares of the Acquired Fund, as described in the Prospectus under “Shareholder Guide — Investor Services — Exchange Privileges.”

At any time prior to 4:00 p.m. Eastern Time on April 24, 2020 (the “Valuation Date”), shareholders may redeem their shares of the Acquired Fund and receive the net asset value thereof, pursuant to the procedures set forth under “Shareholder Guide — How to Buy and Sell Shares” in the Prospectus. At any time prior to the Valuation Date, shareholders may also exchange their shares of the Acquired Fund for shares of the same class of any other series of the Trust or for shares of other funds managed by the Investment Manager, subject to the applicable investment minimum, as described under “Shareholder Guide — Investor Services — Exchange Privileges” in the Prospectus. There is no fee associated with the exchange privilege; however, your exchange may result in tax consequences.

The Board and AMG Distributors, Inc., the Funds’ distributor, each reserves the right at any time to modify or eliminate the terms described in this “Other Information” section, including on a case-by-case basis. The Summary Prospectus will be further supplemented or revised if these events do not occur substantially in accordance with the schedule outlined above.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE